UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2012

November 29, 2012

Dear Fellow Shareholders of the Conestoga Small Cap Fund and Mid Cap Fund,

It is with great pleasure that I report to you as Chairman of the Conestoga Funds as we celebrate our 10th anniversary. This was truly an exciting year.  The Small Cap Fund had exceptionally strong growth this year achieving an annualized return of 24.61%.

At the close of the Small Cap Fund’s fiscal year, assets under management neared the $300 million mark with net positive inflow of over $126 million during the last twelve months.  The growth in assets came from a variety of sources including retirement plans, endowments and foundations, and other institutional investors.  Several distribution platforms providing access to the Small Cap Fund were added to reach a total of 57 platforms at year end. Additionally, the Small Cap Fund has 3,710 shareholders, an increase of nearly 1,300 this year.

Lastly, I wanted to highlight the launch of the Conestoga Mid Cap Fund.  This effort, beginning in March of this year, provides investors with an opportunity to invest in a portfolio that adheres to the Conestoga strategy in somewhat larger and more mature companies that also have healthy growth prospects.

We appreciate your trust and support and we thank you for the confidence that you have shown by investing in our Funds.

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2012

Dear Fellow Shareholders,

Equity markets moved generally higher over the twelve months ended September 30, 2012, even as economic indicators continued to show a sluggish-at-best recovery.  Consumer and business spending have been stuck in low gear, and employment growth has remained well below the rate required to significantly improve the unemployment rate.  As a result, U.S. GDP growth has been only modestly positive, with persistent fears that the economy could slip back into recession.  Political and fiscal issues have remained significant investor concerns, with the November elections and “fiscal cliff” adding to the economic uncertainties.  The Federal Reserve has continued to support financial markets with their August announcement of continued asset purchases, also known as “Quantitative Easing 3” or QE3.

Performance Review – The Conestoga Small Cap Fund

The Conestoga Small Cap Fund captured much of the market’s return over the past year, but has faced the headwinds of outperformance by lower-quality companies and challenging stock selection.  Over the trailing three-year, five-year, and since inception periods, the Small Cap Fund has outperformed the benchmarks. We believe the Small Cap Fund will produce long-term capital appreciation with less volatility than the benchmarks, and we are pleased to report that the Small Cap Fund’s long-term returns have been achieved with lower levels of volatility than the benchmarks. Returns for the Small Cap Fund, and the small cap benchmarks are below:

Annualized Returns vs. Russell Indices

	YTD 2012	1 Year	3 Years*	5 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund	10.08%	24.61%	14.59%	5.31%	10.49%
Russell 2000 Index	14.23%	31.91%	12.99%	2.21%	10.00%
Russell 2000 Growth Index	14.08%	31.18%	14.19%	2.96%	10.40%

*Periods longer than one year are annualized.  Source: Conestoga and Russell Investments.

A portion of the Small Cap Fund’s underperformance over the past year has been the result of our emphasis on “higher-quality” companies.  As we have described in our previous communications, our investment approach seeks companies that we believe will produce positive earnings, sustainable earnings growth rates, higher returns on equity (ROE), low debt levels, and strong management teams.  Over the long-term, we believe these types of companies will generate solid capital appreciation (the primary objective of the Small Cap Fund) in excess of the benchmarks.  However, there can be periods such as we have experienced over the past twelve months, where lower-quality companies outperform.  While frustrating to experience, we are confident that over a full market cycle, our emphasis on higher-quality companies will reward shareholders in the Small Cap Fund.

Stock selection has also proved challenging over the past year, with several stocks producing fundamental disappointments that detracted from relative return.  Companies that miss earnings for fundamental reasons are typically our greatest concern, and in the past twelve months, several of the Small Cap Fund’s holdings reported quarterly earnings which revealed what we believed were structural issues within their businesses.  This causes us to more deeply examine whether or not we want to continue to hold the company.  Examples in this category would include CARBO Ceramics Inc. (CRR); Quality Systems Inc. (QSII); and Zipcar Inc. (ZIP). These three stocks account for roughly half of the underperformance for the past year, and each was thoroughly reviewed as part of our re-evaluation process. As a result of these reviews, two of the stocks were removed from the Small Cap Fund: ZIP in September 2012 and QSII in October 2012 (after the period covered by this report). CRR was trimmed modestly in the third quarter, and we can report that the company reported better earnings in October 2012 (after the period covered by this report), and the stock has recovered modestly.

A number of the Small Cap Fund’s holdings did produce excellent results over the past year, despite the uncertain economic and political environment.  Among the top performers in the twelve months ended September 30, 2012, are Stratasys Inc. (SSYS); Align Technology Inc. (ALGN); and CoStar Group Inc. (CSGP).  SSYS, a developer and manufacturer of 3-D printing technologies, continued to experience increasing demand for its products, a trend we believe is only beginning.  Conestoga trimmed SSYS on two occasions in 2012, using the stock’s price appreciation as opportunities to realize some gains.  ALGN, the maker of the Invisalign braces system, reported earnings above estimates during the past twelve months, which lifted its stock price.  CSGP, a commercial real estate database provider, benefited from Federal Trade Commission approval of its merger with its primary competitor, Loopnet Inc. (LOOP) in the second quarter.

We removed seven companies from the Small Cap Fund’s holdings over the past year, while adding six new companies.  We sold one company, MICROS Systems Inc. (MCRS), for market capitalization reasons, as the company’s success raised its capitalization to mid-capitalization levels.  Indeed, we continue to hold MCRS in our Mid Cap Fund.  Several companies were sold in order to fund purchases of what we believe are better opportunities, such as our sale of II-VI Inc. (IIVI) to purchase FARO Technologies Inc. (FARO).  This continuous evaluation is an important part of our investment process, and was also the key driver of sales of Strayer Education (STRA), from which funds were invested in Grand Canyon Education Inc. (LOPE), as well as the sale of Pegasystems Inc. (PEGA) which funded an increased weighting to Pros Holdings Inc. (PRO).

These strategic and tactical shifts in the Small Cap Fund’s holdings, in our opinion, have positioned the Small Cap Fund to continue to deliver the same long-term results we have since inception in October 2002.  Maintaining the integrity of the investment approach is critically important to Conestoga, and given the growth in the firm and strategy assets, is an area we continue to monitor.  As the total assets managed in the small cap strategy rise towards $1 billion, we expect to take steps to limit the flows into the strategy so that we can continue to implement the same investment approach we always have.  The Small Cap Fund reached its ten-year anniversary on October 1, 2012, with assets of nearly $300 million.  We very much appreciate the continued support of Individual Shareholders, Registered Investment Advisors (RIAs), Wealth Advisors, Trust Departments, and Institutional Consultants that have recommended the Fund to their clients.

Performance Review – The Conestoga Mid Cap Fund Investors Class

The Conestoga Mid Cap Fund began operating on March 30, 2012. The Mid Cap Fund has the same high quality investment style as the Small Cap Fund and therefore faced a similar headwind from the outperformance by lower quality companies in the market over the last six months.  The Mid Cap Fund Investors Class has returned -5.20% since inception on March 30, 2012.  This compares to the Russell Mid Cap Index return of 0.94% and the Russell Mid Cap Growth Index return of -0.56%.

Stock selection was challenging for the Mid Cap Fund over the past six months. Major detractors to performance were Quality Systems (QSII), Rovi Corp. (ROVI), Gentex Corp. (GNTX), Carbo Ceramics (CRR) and Acacia Research (ACTG). After a thorough review of these companies we decided to sell our entire position in ROVI, while maintaining, and in some cases increasing, our position in the others.

Some of the best performers in the Mid Cap Fund included Align Technology (ALGN), CF Industries (CF) and Equinix (EQIX). ALGN, also held in the Small Cap Fund, was discussed in the above commentary. CF , a leading producer of fertilizer for agriculture, benefitted from higher corn prices and an increase in projections for the Spring corn planting season. EQIX was sharply higher due to its decision to convert to a Real Estate Investment Trust (REIT).

During the Mid Cap Fund’s first six months we sold out of three positions to help fund the purchase of five new positions into the portfolio. Stocks that were sold were Sigma-Aldrich (SIAL), DeVry (DV) and Rovi (ROVI) and the proceeds were reinvested into IPG Photonics (IPGP), QLIK Technologies (QLIK), Urban Outfitters (URBN), Acacia Research (ACTG) and Coinstar (CSTR). The five new positions increased our weighting in the Technology and Consumer Discretionary sectors and have much higher growth potential than the companies that were sold.

Despite a challenging first six months for the Mid Cap Fund and a sluggish economic environment we are optimistic about the opportunities for growth in the Mid Cap portion of the market. We believe there are many well financed, high quality growth companies in this space that are still not closely followed by Wall Street and therefore offer outstanding investment potential for the Fund’s shareholders over the long term.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner

Managing Partner

Dave Lawson

Joe Monahan

Managing Partner

Managing Partner

CONESTOGA SMALL and MID CAP FUNDS

Additional Comments (Unaudited)

Fund Growth

The Small Cap Fund continued to grow in 2012.  Total net assets increased from $133,214,244 at the end of fiscal 2011 to $297,000,801 at the end of fiscal 2012.  The Mid Cap Fund’s net assets at the end of fiscal 2012 were $2,206,195.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2012 the Fund’s turnover rate was 16.42%, compared to 18.03% from the prior year.  For the twelve month period ended September 30, 2012, the Small Cap Fund did a total distribution of

$0.51 per share.  For the period March 30, 2012 (commencement of investment operations) through September 30, 2012, The Conestoga Mid Cap Fund had an un-annualized turnover rate of 8.71% and did not make a capital gain or net income distribution.

Fund Expenses and Brokerage Costs

Fund Expenses

The Conestoga Small Cap Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, (the “Adviser”) pays for most of the Fund’s operating costs with the exception of the fees and expense of Independent Trustees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Adviser charges the Conestoga Small Cap Fund an annualized rate of 1.20% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10%, which includes a fee waiver.  In the fiscal year ended September 30, 2012 the contractual amount the Fund owed the Adviser was $2,719,829 of which $265,572 was waived, resulting in net advisory fees of $2,454,257.

As of March of 2012, the Adviser charges the Conestoga Mid Cap Fund an annualized rate of 0.85% of the daily average assets for the services it provides, while the total expense ratio of the Investors Class of the Fund is 1.35%, which includes a fee waiver.  In the fiscal year ended September 30, 2012 the contractual amount the Fund owed the Adviser was $7,916.  The Advisor has waived $46,501in expenses and $7,916 in advisory fees.

The Conestoga Small Cap Fund and Mid Cap Funds (on behalf of the Investors Class) have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Funds.  The Adviser pays all of the marketing costs for the Conestoga Small Cap Fund out of its own resources and, other than the annual unified management fees, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Conestoga Small Cap Fund and the Conestoga Mid Cap Fund (on behalf of the Investors Class) also have the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Small Cap Fund does not pay any organization a shareholder servicing fees, although the Adviser does pay certain organizations a shareholder servicing fees out of its own resources and at no additional cost to the Fund.

Investment Advisory Agreement

On November 17, 2011, the Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Small Cap Fund and the Adviser dated January 2nd 2008, through January 2nd 2013.  On February 9, 2012, the Board of Trustees approved the Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Fund and the Adviser through February 9, 2014.

Securities Lending

 During fiscal year 2012, the Funds did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Funds pay to the Adviser, the Funds also pay the Trustees’ fees and expenses. During fiscal 2012, Trustee fees and expenses accrued in the amount of $40,876.

Brokerage Costs

During fiscal year 2012 the Small Cap Fund paid brokerage costs of $343,014, up from $166,806 in fiscal 2011. The Mid Cap Fund paid brokerage costs of $2,677.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.51 for every $1,000 in average assets invested in the Small Cap Fund for fiscal 2012, up from $1.23 in fiscal 2011. The Mid Cap Fund had expenditures for brokerage of $1.45 for every $1,000.  The Funds paid brokers approximately $0.05 per share for trade executions.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Funds’ Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Funds.  The Funds’ share of commissions paid is proportionate to its share of all trading in small and mid cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Funds’ trading with the Board of Trustees.

At no time have the Funds ever used brokerage commissions to reward brokers for selling shares of the Funds.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

The Conestoga Funds has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Conestoga Small and Mid Cap Funds is making every effort to provide as much information as desired by the shareholders of the Funds.  In addition to information provided in the reports to shareholders and the prospectuses and statements of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (September 30, 2002

Value of $10,000 Invested 10/01/2002

Value of $10,000 Invested 10/01/2002
$28,000.00
$26,000.00
$24,000.00
$22,000.00
$20,000.00
$18,000.00
$16,000.00
$14,000.00
$12,000.00
$10,000.00
10/1/02
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
Conestoga Small Cap Fund $27,122.38
Russell 2000 Index $25,930.58
Russell 2000 Growth Index $26,888.75

	One Year Return	Five Year Return	Since Inception (10/1/2002 through 09/30/2012)
Conestoga Small Cap Fund	24.61%	5.31%	10.49%
Russell 2000 Index	31.91%	2.21%	10.00%
Russell 2000 Growth Index	31.18%	2.96%	10.40%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA MID CAP FUND

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (March 29, 2012

Value of $10,000 Invested 3/30/2012

$10,200.00
$10,100.00
$10,000.00
$9,900.00
$9,800.00
$9,700.00
$9,600.00
$9,500.00
$9,400.00
$9,300.00
$9,200.00
$9,100.00
03/30/12
09/30/12
Conestoga Mid Cap Fund $9,480
Russell Mid Cap Index $10,093.90
Russell Mid Cap Growth Index $9,944.42

	Six Month Return	Since Inception (03/30/2012 through 09/30/2012)
Conestoga Mid Cap Fund	-5.20%	-5.20%
Russell Mid Cap Index	0.94%	0.94%
Russell Mid Cap Growth Index	-0.56%	-0.56%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example for the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 through September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which are not charged by our Funds, which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2012	September 30, 2012	April 1, 2012 through September 30, 2012

Actual	$1,000.00	$1,001.61	$5.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.50	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

Conestoga Mid Cap Fund:

         (Investors Class)

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2012	September 30, 2012	April 1, 2012 through September 30, 2012

Actual	$1,000.00	$950.40	$6.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2012

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2012 were $ 297,000,801.

Cash Equivalent
5.73%
Consumer
Discretionary
8.78%
Other Assets in
Excess of Liabilities
0.14
Financial Services
7.29%
Technology
29.68%
Healthcare
14.76%
Materials and
Processing
5.13%
Energy
3.94%
Producer Durables
24.55%

CONESTOGA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
78,100	Capella Education Co. *	$ 2,738,186
185,000	Grand Canyon Education, Inc. *	4,353,050
250,050	Healthstream, Inc. *	7,116,423
Educational Services Total		14,207,659
Retail
95,550	Hibbett Sports, Inc. *	5,680,448
267,800	Stamps.com, Inc. *	6,196,892
Retail Total		11,877,340

Consumer Discretionary Sector Total		26,084,999	8.78%

Energy
Oil: Crude Producers
113,500	Contango Oil & Gas, Inc. *	5,577,390
Oil Well Equipment & Services
52,700	Carbo Ceramics, Inc.	3,315,884
23,225	Core Laboratories NV	2,821,373
Oil Well Equipment & Services Total		6,137,257

Energy Sector Total		11,714,647	3.94%

Financial Services
Asset Management & Custodian
149,809	Westwood Holdings Group, Inc.	5,844,049
Financial Data & Systems
263,200	Advent Software, Inc. *	6,466,824
45,000	FactSet Research Systems, Inc.	4,338,900
80,000	Morningstar, Inc.	5,011,200
Financial Data & Systems Total		15,816,924

	Financial Services Sector Total	21,660,973	7.29%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
122,425	Quality Systems, Inc.	$ 2,268,535
101,912	National Research Corp.	5,123,116
Healthcare Services Total		7,391,651
Medical Equipment
211,375	Abaxis, Inc. *	7,592,590
Medical and Dental Instruments and Supplies
222,550	Align Technology, Inc. *	8,227,674
273,625	Meridian Bioscience, Inc.	5,248,127
155,275	Neogen Corp. *	6,630,243
44,000	TECHNE Corp.	3,165,360
Medical and Dental Instruments and Supplies Total		23,271,404
Pharmaceuticals & Biotech
642,975	Accelrys, Inc. *	5,568,164

	Healthcare Sector Total	43,823,809	14.76%

Materials and Processing
Building Materials
294,075	Simpson Manufacturing Company, Inc.	8,416,426
Chemicals and Synthetics
185,725	Balchem Corp. Class B	6,821,679

Materials and Processing Sector Total		15,238,105	5.13%

Producer Durables
Aerospace
154,775	Aerovironment, Inc. *	3,630,248
Commercial Services
154,975	Advisory Board Co. *	7,412,454
130,925	Costar Group, Inc. *	10,675,625
375,025	Innerworkings, Inc. *	4,882,825
165,000	Ritchie Bros. Auctioneers, Inc.	3,172,950
255,000	Rollins, Inc.	5,964,450
192,525	Tetra Tech, Inc. *	5,055,707
Commercial Services Total		37,164,011

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

Diversified Manufacturing Operations
175,275	Proto Labs, Inc. *	$ 5,927,800
361,350	Raven Industries, Inc.	10,634,531
Diversified Manufacturing Operations Total		16,562,331
Scientific Instruments: Control & Filter
144,375	Faro Technologies, Inc. *	5,965,575
361,300	Sun Hydraulics Corp.	9,599,741
Scientific Instruments: Control & Filter Total		15,565,316

Producer Durables Sector Total		72,921,906	24.55%

Technology
Computer Services Software & Systems
482,700	NIC, Inc.	7,143,960
382,100	Pros Holdings, Inc. *	7,286,647
288,250	SciQuest, Inc. *	5,246,150
201,425	Tyler Technologies, Inc. *	8,866,728
Computer Services Software & Systems Total		28,543,485
Electronic Components
123,650	Hittite Microwave Corp. *	6,858,865
120,175	NVE Corp. *	7,113,158
Electronic Components Total		13,972,023
Electronics
206,375	Acacia Research Corp. *	5,656,739

Information Technology
226,175	ACI Worldwide, Inc. *	9,558,156
250,000	Blackbaud, Inc.	5,980,000
381,800	Bottomline Technologies, Inc. *	9,426,642
162,800	comScore, Inc. *	2,482,700
150,425	Sourcefire, Inc. *	7,375,338
Information Technology Total		34,822,836
Computer Technology
94,500	Stratasys, Inc. *	5,140,800

	Technology Sector Total	88,135,883	29.68%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

TOTAL COMMON STOCKS
	(Cost $221,456,600)	$279,580,322	94.13%

SHORT-TERM INVESTMENTS
17,000,061	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $17,000,061)	17,000,061	5.73%

TOTAL INVESTMENTS
	(Cost $238,456,661)	$296,580,383	99.86%

	Other Assets in Excess of Liabilities	420,418	0.14%

	TOTAL NET ASSETS	$297,000,801	100.00%

* Non-income producing
** Variable rate effective at September 30, 2012.

CONESTOGA MID CAP FUND

Securities Holdings by Sector

September 30, 2012

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2012 were $2,206,195.

Cash Equivalent
3.75%
Consumer Discretionary
10.92%
Financial Services
8.36%
Healthcare
16.25%
Materials and Processing
3.77%
Energy
7.15%
Producer Durables
25.31%
Technology
21.69%
Consumers Staples
3.25%
Liabilities in Excess of Other Assets
(0.45%)

CONESTOGA MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Recreational Vehicles & Boats
770	Polaris Industries, Inc.	$ 62,269
Retail
1,200	Coinstar, Inc. *	53,976
880	Tractor Supply Co.	87,023
1,000	Urban Outfitters, Inc. *	37,560
Retail Total		178,559

Consumer Discretionary Sector Total		240,828	10.92%

Energy
Oil: Crude Producers
720	SM Energy Co.	38,959
Oil Well Equipment & Services
400	Carbo Ceramics, Inc.	25,168
770	Core Laboratories NV	93,539
Oil Well Equipment & Services Total		118,707

Energy Sector Total		157,666	7.15%

Financial Services
Financial Data & Systems
650	FactSet Research Systems, Inc.	62,673
700	Morningstar, Inc.	43,848
Financial Data & Systems Total		106,521
Insurance
170	Markel Corp. *	77,943

	Financial Services Sector Total	184,464	8.36%

Healthcare
Healthcare Services
850	Quality Systems, Inc.	15,751
Medical and Dental Instruments and Supplies
1,600	Align Technology, Inc. *	59,152
300	CR Bard, Inc.	31,395
950	Sirona Dental Systems, Inc. *	54,112

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (cont)

550	Idexx Laboratories, Inc. *	$ 54,643
600	TECHNE Corp.	43,164
Medical and Dental Instruments and Supplies Total		242,466
Pharmaceuticals & Biotech
1,320	Forest Laboratories, Inc. *	47,005
1,980	Myriad Genetics, Inc. *	53,361
Pharmaceuticals & Biotech Total		100,366

	Healthcare Sector Total	358,583	16.25%

Materials and Processing
Chemicals & Synthetics
200	CF Industries Holdings, Inc.	44,448
Metals & Minerals
900	Fastenal Co.	38,691

Materials and Processing Sector Total		83,139	3.77%

Producer Durables
Commercial Services
2,420	Copart, Inc. *	67,095
2,000	Ritchie Bros. Auctioneers, Inc.	38,460
600	IHS, Inc. *	58,410
1,930	Rollins, Inc.	45,143
1,300	Verisk Analytics, Inc. *	61,893
Commercial Services Total		271,001
Commercial Vehicles & Parts
1,700	Gentex Corp.	28,883
Transportation & Freight
800	C.H. Robinson Worldwide, Inc.	46,864
950	Expeditors International of Washington, Inc.	34,533
Transportation & Freight Total		81,397
Scientific Instruments & Services
1,600	Donaldson Company, Inc.	55,536
1,550	Trimble Navigation Ltd. *	73,873
Scientific Instruments & Services Total		129,409

Machinery
950	Graco, Inc.	47,766

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Producer Durables Sector Total		$ 558,456	25.31%

Consumer Staples
Foods
830	The J.M. Smucker Co.	71,653
	Consumer Staples Sector Total	71,653	3.25%
Technology
Computer Services Software & Systems
2,000	Qlik Technologies, Inc. *	44,780
Electronic Components
760	IPG Photoics Corp. *	43,548
Electronics
2,350	Acacia Research Corp. *	64,414
Information Technology
2,300	Nuance Communications, Inc. *	57,247
1,500	Micro Systems, Inc. *	73,740
650	Intuit, Inc.	38,272
1,000	Ansys, Inc. *	73,400
150	Equinix, Inc. *	30,908
1,600	Dolby Laboratories, Inc. *	52,400
Information Technology Total		325,967

	Technology Sector Total	478,709	21.69%

TOTAL COMMON STOCKS
	(Cost $2,189,783)	$2,133,498	96.70%

SHORT-TERM INVESTMENTS
82,706	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $82,706)	82,706	3.75%

TOTAL INVESTMENTS
	(Cost $2,272,489)	$2,216,204	100.45%

	Liabilities In Excess Of Other Assets	(10,009)	-0.45%

			% of Total
		Value	Net Assets

	TOTAL NET ASSETS	$2,206,195	100.00%

* Non-income producing

** Variable rate effective at September 30, 2012.

CONESTOGA FUNDS

Statement of Assets and Liabilities
September 30, 2012

		MID CAP FUND
Assets:	SMALL CAP FUND	INVESTORS CLASS
Investments at Value (Cost $238,456,661 and $2,272,489, respectively)	$ 296,580,383	$ 2,216,204
Receivables:
Shareholder Subscriptions	2,155,601	-
Dividends	106,922	290
Interest	154	-
Prepaid Expenses	-	1,826
Deferred Offering Costs	-	25,642
Total Assets	298,843,060	2,243,962
Liabilities:
Accrued Investment Advisory Fees	253,406	-
Due to Advisor	-	23,602
Accrued Administration Fees	-	60
Accrued Trustees' Fees	7,310	340
Other Expenses	-	13,765
Payables:
Securities Purchased	351,513	-
Shareholder Redemptions	1,230,030	-
Total Liabilities	1,842,259	37,767
Net Assets	$ 297,000,801	$ 2,206,195

Net Assets Consist of:
Beneficial Interest Paid-in	$ 239,167,369	$ 2,308,661
Accumulated Net Investment Loss	(1,016,585)	(6,432)
Accumulated Net Realized Gain/(Loss) on Investments	726,295	(39,749)
Net Unrealized Appreciation/(Depreciation) in Value of Investments	58,123,722	(56,285)
Net Assets, for 11,928,595 and 116,375 Shares Outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively
	$ 297,000,801	$ 2,206,195
Net Asset Value, Offering and Redemption Price
Per Share ($297,000,801/11,928,595 shares) and ($2,206,195/116,375 shares), respectively	$ 24.90	$ 18.96

The accompanying notes are an integral part of the financial statements.

CONESTOGA FUNDS

Statement of Operations
For the Year or Period Ended September 30, 2012

		MID CAP FUND *
Investment Income:	SMALL CAP FUND	INVESTORS CLASS
Dividends (net of foreign taxes withheld of $8,058 and $53, respectively)	$ 1,360,369	$ 6,110
Interest	1,073	7
Total Investment Income	1,361,442	6,117
Expenses:
Investment advisory fees	2,719,829	7,916
Shareholder servicing fees	-	2,328
Audit expenses	-	11,000
Legal expenses	-	6,906
Custody expenses	-	940
Transfer agent expenses	-	6,276
Offering Costs	-	25,642
Registration fees	-	1,826
Miscellaneous expenses	-	1,542
Trustees' fees	38,286	2,590
Total expenses	2,758,115	66,966
Less: Advisory fees waived and expenses reimbursed	(265,572)	(54,417)
Net expenses	2,492,543	12,549

Net Investment Loss	(1,131,101)	(6,432)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	798,697	(39,749)
Net change in unrealized appreciation/(depreciation) on investments	41,782,147	(56,285)
Net realized and unrealized gain/(loss) on investments	42,580,844	(96,034)

Net increase/(decrease) in net assets resulting from operations	$ 41,449,743	$ (102,466)

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	9/30/2012	9/30/2011
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (1,131,101)	$ (485,477)
Net realized gain on investments	798,697	6,513,350
Net change in unrealized appreciation (depreciation) on investments	41,782,147	(2,517,801)
Net increase in net assets resulting from operations	41,449,743	3,510,072

Distributions to shareholders from:
Net realized gain on investments	(4,108,753)	-
Total Distributions	(4,108,753)	-

From Fund share transactions:
Proceeds from sale of shares	172,223,543	60,907,859
Shares issued on reinvestment of distributions	2,304,775	-
Cost of shares redeemed	(48,082,751)	(34,269,455)
Total increase in net assets from Fund share transactions	126,445,567	26,638,404

Total increase in net assets	163,786,557	30,148,476

Net Assets at Beginning of Year	133,214,244	103,065,768
Net Assets at End of Year (Includes accumulated net
investment loss of ($1,016,585) and $0, respectively)	$ 297,000,801	$ 133,214,244

CONESTOGA MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
9/30/2012 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (6,432)
Net realized loss on investments	(39,749)
Net change in unrealized depreciation on investments	(56,285)
Net decrease in net assets resulting from operations	(102,466)

From Fund share transactions:
Proceeds from sale of shares	2,316,073
Cost of shares redeemed	(7,412)
Total increase in net assets from Fund share transactions	2,308,661

Total increase in net assets	2,206,195

Net Assets at Beginning of Period	-
Net Assets at End of Period (Includes accumulated net
investment loss of $(6,432))	$ 2,206,195

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.

CONESTOGA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net asset value - beginning of year	$20.43	$19.28	$16.92	$17.68	$20.27

Net investment income (loss) (a)	(0.12)	(0.08)	(0.04)	− (b)	0.07
Net realized and unrealized gain (loss) on investments	5.10	1.23	2.40	(0.70)	(2.14)
Total from investment operations	4.98	1.15	2.36	(0.70)	(2.07)

Distributions from net investment income	−	−	−	(0.03)	(0.03)
Distributions from net realized capital gains	(0.51)	−	−	−	(0.49)
Distributions in excess of net investment income	____________ −	________ −	_________ −	(0.03)	________ −
Total distributions	(0.51)	________ −	_________ −	(0.06)	(0.52)

Net asset value - end of year	$24.90	$20.43	$19.28	$16.92	$17.68

Total return	24.61%	5.96%	13.95%	(3.87)%	(10.43)%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 297,001	$ 133,214	$ 103,066	$ 65,356	$ 42,582

Before waivers
Ratio of expenses to average net assets	1.22%	1.27%	1.24%	1.29%	1.30%
Ratio of net investment income / (loss) to average net assets	(0.62)%	(0.53)%	(0.40)%	(0.18)%	0.19%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income /(loss) to average net assets	(0.50)%	(0.36)%	(0.26)%	0.01%	0.39%

Portfolio turnover rate	16.42%	18.03%	22.53%	13.89%	23.12%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b) Represents less than $0.01 per share

CONESTOGA MID CAP FUND

INVESTORS CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	For the
	Period Ended
	9/30/2012 *

Net asset value - beginning of period	$20.00

Net investment loss(a)	(0.07)
Net realized and unrealized loss on investments	(0.97)
Total from investment operations	(1.04)

Net asset value - end of period	$18.96

Total return	(5.20)%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 2,206

Before waivers
Ratio of expenses to average net assets	7.18%	**
Ratio of net investment loss to average net assets	(6.52)%	**

After waivers
Ratio of expenses to average net assets	1.35%	**
Ratio of net investment loss to average net assets	(0.69)%	**

Portfolio turnover rate	8.71%	***

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.
** Annualized
*** Not Annualized

CONESTOGA FUNDS

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital.  The Small Cap Fund’s registration statement became effective with the SEC and the Small Cap Fund commenced operations on October 1, 2002.  The Mid Cap Fund commenced investment operations on March 30, 2012.  The Mid Cap Fund offers two classes of shares, Investors Class and Institutional Class.  As of September 30, 2012, Institutional Class shares have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds’ in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP.”

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of September 30, 2012, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2012 (Total)
Assets
Short-Term
Investments	$ 17,000,061	$ -	$ -	$ 17,000,061
Common Stocks	279,580,322	_________ -	_________ -	279,580,322
Total	$ 296,580,383	________$ -	________$ -	$ 296,580,383

At September 30, 2012, there were no significant transfers between Level 1, 2, or 3 based on the input levels on September 30, 2011.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

The following table presents information about the Mid Cap Fund’s assets measured at fair value as of September 30, 2012, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2012 (Total)
Assets
Short-Term
Investments	$ 82,706	$ -	$ -	$ 82,706
Common Stocks	2,133,498	_________ -	_________ -	2,133,498
Total	$ 2,216,204	________$ -	________$ -	$ 2,216,204

At September 30, 2012, there were no significant transfers between Level 1, 2, or 3 based on the input levels on March 30, 2012 (commencement of investment operations).  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2012, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2009-2011) and the year September 30, 2012, are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other – Permanent book/tax differences are reclassified among the components of capital.

Reclassification – Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and fund distributions, resulted in reclassification for the Small Cap Fund for the year ended September 30, 2012 as follows: a decrease in paid-in-capital of $93,037; an decrease in accumulated net investment loss of $114,516; and a decrease in accumulated net realized gains on investments of $21,479.The Mid Cap Fund did not have a reclassification during the period.

Subsequent Events – The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Offering Costs- Offering costs have been incurred by the Mid Cap Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge and amortized to expense over twelve months on a straight-line basis.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Small Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Advisory Agreement the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund.  For the year ended September 30, 2012, the Adviser earned advisory fees of $2,719,829.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2013.  For the year ended September 30, 2012, the Adviser waived $265,572 of its fees under this arrangement.

The Mid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund.  Pursuant to the Advisory Agreement the Mid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the Mid Cap Fund.  For the period ended September 30, 2012, the Adviser earned advisory fees of $7,916.  The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Mid Cap Fund’s average daily net assets until at least March 30, 2013.  In addition, if at any point during the first three years of the Fund’s operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement. For the period ended September 30, 2012, the Adviser waived fees and reimbursed expenses of  $54,417 which are recoverable through 2015.

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Distribution Plan is currently inactive and the Small Cap Fund did not accrue any 12b-1 fees under this plan during the year ended September 30, 2012.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the Mid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and Mid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and Mid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Small Cap Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.  For the period ended September 30, 2012, the Mid Cap Fund accrued $2,328 in Service Fees.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.

There were no shareholder votes held between October 1, 2011 and September 30, 2012.

Note 4. Investments

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2012, were as follows:

Purchases……………………………………………..………….…$  143,763,880

Sales……………………………………………………………….….$    35,370,691

For Federal Income Tax purposes, the cost of investments owned at September 30, 2012, is $239,025,592.  As of September 30, 2012, the gross unrealized appreciation on a tax basis totaled $66,479,266 and the gross unrealized depreciation totaled $8,924,475 for a net unrealized appreciation of $57,554,791.

As of September 30, 2012 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$57,554,791

Accumulated net realized gain on investments

1,295,226

Late Year Losses

(1,016,585)

Total

$57,833,432

As of September 30, 2012, the Fund did not have an unused capital loss carried forward.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,016,585.

The tax character of distributions paid during the year ended September 30, 2012 and the year ended September 30, 2011:

	September 30, 2012	September 30, 2011
Ordinary income	$ -	$ -
Long Term Capital Gain	4,108,753	-
Total	$4,108,753	$ -

MID CAP FUND:

Investment transactions, excluding short-term investments, for the period ended September 30, 2012, were as follows:

                      Purchases……….……………………………………..……………$     2,382,803

                         Sales………………………………………………………………$       153,272

For Federal Income Tax purposes, the cost of investments owned at September 30, 2012, is $2,272,489.  As of September 30, 2012, the gross unrealized appreciation on a tax basis totaled $100,620 and the gross unrealized depreciation totaled $156,905 for a net unrealized depreciation of $56,285.  During the period ended September 30, 2012, the Mid Cap Fund did not pay any distributions.

As of September 30, 2012 the components of accumulated deficit on a tax basis were as follows:

Net unrealized depreciation

$(56,285)

Post October and Late Year Losses

$(46,181)

Total

$(102,466)

Note 5. Beneficial Interest

The following table summarizes the activity in shares of the Small Cap Fund:

	For the Year Ended 9/30/2012		For the Year Ended 9/30/2011
	Shares	Value	Shares	Value
Issued	7,320,286	$ 172,223,543	2,697,912	$ 60,907,859
Reinvested	101,131	2,304,775	-	-
Redeemed	(2,014,721)	(48,082,751)	(1,521,442)	(34,269,455)
Total	5,406,696	$ 126,445,567	1,176,470	$ 26,638,404

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $6,432.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Short Term

Long Term

Total

$ 39,749

$ -

$ 39,749

The following table summarizes the activity in Investors Class shares of the Mid Cap Fund:

	For the Period March 30, 2012 (commencement of investment operations) through September 30, 2012
	Shares	Value
Issued	116,781	$ 2,316,073
Redeemed	(406)	(7,412)
Total	116,375	$ 2,308,661

Note 6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Conestoga Small Cap Fund and

Conestoga Mid Cap Fund

and the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities of Conestoga Small Cap Fund, a series of shares of beneficial interest of Conestoga Funds, including the schedule of investments, as of September 30, 2012, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  We have also audited the accompanying statement of assets and liabilities of Conestoga Mid Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, including the schedule of investments, as of September 30, 2012, the related statements of operations, and changes in net assets and the financial highlights for the period March 30, 2012 (commencement of operations) through September 30, 2012.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conestoga Small Cap Fund and Conestoga Mid Cap Fund as of September 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2012

CONESTOGA FUNDS

Trustees and Officers

(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees and Officers of the Funds are set forth below.  The Funds’ Statements of Additional Information include additional information about the Trustees and are available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust; since 2004; Chairman, Elder Trust; from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services), 1985 to 2002	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel (private high net worth investment management); since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management); since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988	3	Trustee, the Milestone Funds (2007-2011)
William B. Blundin, 1939	Trustee	Since 2002	Founder and Principal, Bransford Investment Partners, LLC (private asset management).since 1997	3	Trustee, the Saratoga Advantage Funds (2003-2012)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	Trustee & Chairman of Bryce Capital Mutual Funds (2 portfolios) (2004-2006)

	CONESTOGA FUNDS Trustees and Officers (Unaudited)
Interested Trustees[4]:
William C. Martindale, Jr., 1942	Chairman, CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001	3	None
Robert M. Mitchell, 1969	Trustee & Treasurer	Since 2011	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser, since 2001	3	None
Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001.
Duane R. D’Orazio, 1972	Secretary, since July 2002. Chief Compliance Officer, since August 2004, Anti-Money Laundering Compliance Officer, since December 2008	Since 2002	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Robert M. Mitchell, 1969	Treasurer, Trustee	Since 2002	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser.
Gregory Getts, 1957	Assistant Treasurer	Since 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Mark S. Clewett, 1968	Senior Vice President	Since 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.

CONESTOGA FUNDS Trustees and Officers (Unaudited)
David M. Lawson, 1951	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
Michelle L. Patterson, 1976	Vice President	Since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.
M. Lorri McQuade, 1950	Vice President	Since 2003	Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Funds and “Interested Person” within the meaning of the 1940 Act.

CONESTOGA SMALL CAP FUND

Additional Information

September 30, 2012

(Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Funds’ Statements of Additional Information ("SAI") include additional information about the trustees and are available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of an SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2012, the Small Cap Fund paid a capital gain distribution of $0.51084 per share, on December 29, 2011, for a total distribution of $4,108,753.

During the period ended September 30, 2012, the Mid Cap Fund did not pay a distribution.

Board of Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO  64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and Mid Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and Mid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2012

Manager’s Letter

As of September 30, 2012

Dear Fellow Shareholders,

The third quarter of 2012 saw equity markets advance as the global central banks remained active in providing additional monetary stimulus to support economic growth. In the U.S., the Federal Reserve (Fed) unveiled another round of bond buying and extended its target date to increase the federal funds rate to mid-2015. In Europe, the European Central Bank (ECB) unleashed its own bond purchasing plan, the Outright Monetary Transaction program, to help contain European government funding costs from rising to unmanageable levels. Actions by both central banks are geared towards bringing stability and growth to their respective economies.

The U.S. economy has recorded thirteen consecutive quarters of growth since the recession officially ended in June of 2009. Although we expect the economy to maintain its current streak, there remain a few obstacles worth noting. The sovereign debt crisis, slowing emerging market growth, and of course, the uncertainty surrounding the “fiscal cliff”, will most likely contribute to short-term volatility in the financial markets. However, we do believe that appropriate actions being taken today should lead to a more robust global economy in the future. We believe that the current known concerns are likely built into the market. While investors have worried about the above concerns, the markets have “climbed a wall of worry” as evidenced by the Dow Jones Industrial Average which has advanced in eleven of the past twelve months for the longest monthly winning streak since 1959.

In the third quarter, market leadership generally came from growth over value, cyclical over stable earnings growth, and large over small capitalization. In the S&P 500, nine of the ten sectors produced a positive return for the quarter, but the Energy sector was the best performer with a third quarter rally of +10.14%. The second best performing sector was the Telecommunication Services sector which provided a positive total return of +8.05%. The Utilities sector was the worst performer with a return of -0.53% followed by the Industrials sector at +3.62%.

The total return of the Institutional Advisors LargeCap Fund (“IALFX”) for the third quarter of 2012 was +6.01% versus the S&P 500 of +6.35%.  Year-to-date, IALFX produced a total return of +17.15% versus +16.44% for the S&P 500 and for the trailing 12 months, it produced a return of +25.65% versus the S&P 500 of +30.20%. IALFX outperformed in three of the ten sectors for the quarter. Stock selection caused us to underperform in the Information Technology sector and outperform in the Consumer Discretionary sector. Our underweight in Utilities produced the best performance from sector allocation. Our overweight in Consumer Staples and underweight in Energy produced negative sector allocation performance.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX has continued to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this risk-adjusted strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors LLC remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Fund Growth

The Fund continued to grow in 2012.  Total net assets increased from $50,052,819 at the end of fiscal 2011 to $58,908,763 at the end of fiscal 2012.  This represents an increase of $8,855,944 during the Fund’s third full year of operation.

Portfolio Turnover and Capital Gains Distributions

The Institutional Advisors LargeCap Fund historically has a much lower turnover rate than other comparable funds. For the year ended September 30, 2012 the Fund’s turnover rate was 26.84%, compared to 25.93% from the prior period.  For the twelve month period ended September 30, 2012, the Fund made a long-term capital gain distribution of $.1998 per share, and the Fund paid a net income distribution of $.0887 per share to holders of record on December 29, 2011.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the adviser, Institutional Advisors LLC (the “Adviser”), pays for most of the Fund’s operating costs with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Through September 14, 2012, the Adviser charged the Fund an annualized rate of 1.70% of the daily average assets for the services it provides, while the total expense ratio of the Fund was 1.35%, which included a fee waiver.  Effective September 15, 2012, the Adviser charges the Fund an annualized rate of 1.18% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.20%, which includes a fee waiver.  In the fiscal year ended September 30, 2012, the contractual amount the Fund owed the Adviser was $940,388, of which $245,333 was waived, resulting in net advisory fees of $695,055.

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).  Distribution and selling services as permitted under the distribution plan are provided to the Fund by Rafferty Capital Markets, LLC (the “Distributor”) or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.  During the fiscal year ended September 30, 2012, the Fund incurred $5,622 in 12b-1 fees.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  During the fiscal year ended September 30, 2012, the Fund did not pay any organization a shareholder servicing fee.

Securities Lending

 During fiscal year 2012, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2012, Trustee Fees and Expenses amounted to $52,935.

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $753,612.  During fiscal year 2012, the Fund paid brokerage costs of $48,121, down from $62,124 in fiscal 2011.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $0.86 for every $1,000 in average assets invested in the Fund for fiscal 2012, down from $1.65 in fiscal 2011.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

Conestoga Funds has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Institutional Advisors LargeCap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.ialfx.com.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-292-2660 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Institutional Advisors LargeCap Fund (part of Conestoga Family of Funds) to the SEC.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to

Inception (March 31, 2009) (Unaudited)

Value of $10,000 Invested 3/31/2009
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Institutional Advisors LargeCap Fund $18,464
Institutional Advisors LargeCap Fund (with load) $17,449 *
S&P 500 Index $19,443
3/31/2009
5/31/2009
7/31/2009
9/30/2009
11/30/2009
1/31/2010
3/31/2010
5/31/2010
7/31/2010
9/30/2010
11/30/2010
1/31/2011
3/31/2011
5/31/2011
7/31/2011
9/30/2011
11/30/2011
1/31/2012
3/31/2012
5/31/2012
7/31/2012
9/30/2012

	One Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2012)
Institutional Advisors LargeCap Fund	25.65%	19.13%
Institutional Advisors LargeCap Fund (with load)	18.74%	17.22%
S&P 500 Index	30.20%	20.89%

* Load terminated 9/15/2012

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 through September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2012 through
	April 1, 2012	September 30, 2012	September 30, 2012

Actual	$1,000.00	$1,046.94	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).  The Fund’s net expense ratio was reduced from 1.35% to 1.20% on September 15, 2012.

INSTITUTIONAL ADVISORS LARGE CAP FUND

PORTFOLIO HOLDINGS

SEPTEMBER 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2012 were $58,908,763.

Consumer Discretionary 11.95%
Telecommunications Services 2.91%
Energy 8.78%
Financials 10.02%
Health Care 15.38%
Information Technology 21.10%
Materials 2.43%
Consumer Staples 14.75%
Industrials 10.06%
Utilities 2.11%
Short-term Investments 0.51%
Liabilities in Excess of Other Assets 0.00%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
September 30, 2012

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels, Restaurants & Leisure
22,478	Darden Restaurants, Inc.	$1,253,148
Media
41,041	McGraw-Hill Companies, Inc.	2,240,428
Specialty Retail
47,731	The Tjx Companies, Inc.	2,137,871
Textiles, Apparel & Luxury Goods
8,849	VF Corp.	1,410,177

Consumer Discretionary Sector Total		7,041,624	11.95%

Consumer Staples

Beverages
26,548	Pepsico, Inc.	1,878,802
Food Products
28,033	General Mills, Inc.	1,117,115
45,151	McCormick & Co.	2,801,168
Food Products Total		3,918,283
Food & Staples Retailing
42,115	Walgreen Co.	1,534,671
Household Products
12,660	Colgate Palmolive Co.	1,357,405

Consumer Staples Sector Total		8,689,161	14.75%

Energy

Oil, Gas & Consumable Fuels
20,734	Chevron Corp.	2,416,755
22,026	Exxon Mobil Corp.	2,014,278
Oil, Gas & Consumable Fuels Total		4,431,033
Energy Equipment & Services
11,239	Diamond Offshore Drilling, Inc	739,639

Energy Sector Total		5,170,672	8.78%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2012

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Commercial Banks
60,419	US Bancorp	$2,072,372
Consumer Finance
49,349	Discover Financial Services	1,960,636
Insurance
55,085	Marsh & McLennan Companies, Inc.	1,869,034

Financials Sector Total		5,902,042	10.02%
Health Care

Biotechnology
19,757	Amgen, Inc.	1,665,318
Health Care Equipment & Supplies
18,920	Baxter International, Inc.	1,140,308
Health Care Providers & Services
10,206	Laboratory Corp. of America Holdings *	943,749
17,246	McKesson Corp.	1,483,673
Health Care Providers & Services Total		2,427,422
Pharmaceuticals
32,038	Johnson & Johnson	2,207,738
65,175	Pfizer, Inc.	1,619,599
Pharmaceuticals Total		3,827,337

Health Care Sector Total		9,060,385	15.38%

Industrials

Aerospace & Defense
20,941	Raytheon Co.	1,196,987
18,331	United Technologies Corp.	1,435,134
Aerospace & Defense Total		2,632,121
Air Freight & Logistics
19,443	C.H. Robinson Worldwide, Inc.	1,138,971
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2012

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
9,147	Flowserve Corp.	1,168,438
11,821	Parker Hannifin Corp.	987,999
Machinery Total		2,156,437

Industrials Sector Total		5,927,529	10.06%

Information Technology

Communications Equipment
26,612	Qualcomm, Inc	$1,662,452
Computers & Peripherals
4,199	Apple, Inc.	2,801,174
IT Services
10,593	International Business Machines, Inc.	2,197,518
Semiconductors
70,739	Intel Corp.	1,602,592
Software
73,055	Microsoft Corp.	2,174,117
63,301	Oracle Corp.	1,991,449
Software Total		4,165,566

Information Technology Sector Total		12,429,302	21.10%

Materials

Containers & Packaging
33,911	Ball Corp.	1,434,774

Materials Sector Total		1,434,774	2.43%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2012

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Telecommunications Services

Diversified Telecommunication
45,459	AT&T, Inc.	1,713,804

Telecommunications Services Sector Total		1,713,804	2.91%

Utilities

Multi-Utilities
32,937	Wisconsin Energy Corp.	$1,240,737

Utilities Sector Total		1,240,737	2.11%

TOTAL COMMON STOCKS
	(Cost $45,960,818)	58,610,030	99.49%

SHORT-TERM INVESTMENTS
301,366	UMB Bank Money Market Fiduciary 0.01% **	301,366	0.51%
	(Cost $301,366)

TOTAL INVESTMENTS
	(Cost $46,262,184)	58,911,396	100.00%

	Liabilities In Excess Of Other Assets	(2,633)	0.00%

	TOTAL NET ASSETS	$58,908,763	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2012.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
September 30, 2012

Assets:
Investments, at Value (Cost $46,262,184)	$58,911,396
Receivables:
Shareholder Subscriptions Receivable	33,292
Dividends & Interest	33,458
Total Assets	58,978,146
Liabilities:
Accrued Investment Advisory Fees Payable	54,702
Distribution Fees Payable	5,003
Trustee Fees Payable	9,334
Shareholder Redemptions Payable	344
Total Liabilities	69,383

Net Assets	$58,908,763

Net Assets Consist of:
Beneficial Interest Paid-In	$45,518,003
Accumulated Net Investment Income	448,004
Accumulated Net Realized Gain on Investments	293,544
Net Unrealized Appreciation in Value of Investments	12,649,212
Net Assets, for 3,343,286 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$58,908,763
Net Asset Value and Redemption Price
Per Share ($58,908,763/3,343,286 shares)	$17.62

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Year Ended
September 30, 2012

Investment Income:
Dividends	$1,279,279
Interest	87
Total Investment Income	1,279,366
Expenses:
Investment advisory fees	940,388
Distribution fees	5,622
Trustees' fees and expenses	52,935
Total Expenses	998,945
Less: Advisory fees waived	(245,333)
Net Expenses	753,612

Net Investment Income	525,754

Realized & Unrealized Gain on Investments:
Net realized gain on investments	427,118
Net change in unrealized appreciation on investments	11,599,601
Net realized & unrealized gain on investments	12,026,719

Net increase in net assets resulting from operations	$12,552,473

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2012	9/30/2011
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$525,754	$237,046
Net realized gain on investments	427,118	897,757
Net change in unrealized appreciation (depreciation) on investments	11,599,601	(3,052,445)
Net increase (decrease) in net assets resulting from operations	12,552,473	(1,917,642)
Distributions to shareholders from:
Net investment income	(314,795)	(140,822)
Realized Gain	(709,097)	(446,741)
Total Distributions	(1,023,892)	(587,563)
From Fund share transactions:
Proceeds from sale of shares	10,669,511	35,926,444
Shares issued on reinvestment of distributions	118,133	189,830
Cost of shares redeemed	(13,460,281)	(5,406,093)
Total increase (decrease) in net assets resulting from Fund share transactions	(2,672,637)	30,710,181

Total increase in net assets	8,855,944	28,204,976

Net Assets at Beginning of Year	50,052,819	21,847,843
Net Assets at End of Year (Includes accumulated net	$58,908,763	$50,052,819
investment income of $448,004 and $237,086, respectively)

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	September 30, 2012	September 30, 2011		September 30, 2010	September 30, 2009 *

Net asset value - beginning of period	$14.29	$14.12		$12.76	$10.00

Net investment income	0.15	0.10		0.07	0.03
Net realized and unrealized gains on investments	3.47	0.45	****	1.34	2.73
Total from investment operations	3.62	0.55		1.41	2.76

Distributions from:
Net investment income	(0.09)	(0.09)		(0.05)	−
Realized Gains	(0.20)	(0.29)		−	−

Total distributions	(0.29)	(0.38)		(0.05)	−

Net asset value - end of period	$17.62	$14.29		$14.12	$12.76

Total return	25.65%	3.73%		11.02%	27.60%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	$58,909	$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.78%	1.87%		1.88%	1.85%	**
Ratio of net investment income (loss) to average net assets	0.50%	0.11%		(0.05)%	0.15%	**

After waivers
Ratio of expenses to average net assets	1.34%	1.35%		1.35%	1.35%	**
Ratio of net investment income to average net assets	0.94%	0.63%		0.48%	0.65%	**

Portfolio turnover rate	26.84%	25.93%		24.96%	8.99%	***

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized
*** Not Annualized

**** The amount of net gain from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

INSTITUTIONAL ADVISORS LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2012

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series; the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2012, by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs   September 30, 2012

                                                 (Level 1)                  (Level 2)                      (Level 3)                     (Total)

        Assets

Short-Term Investments       $      301,366                        $   -                             $   -             $       301,366

Common Stocks                      58,610,030                            -                                  -                  58,610,030

               Total                      $ 58,911,396                       $   -                             $   -               $ 58,911,396

At September 30, 2012, there were no significant transfers between Level 1, 2, or 3 based upon the input levels on September 30, 2011.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions for all open tax years (September 2009 – 2012), and has determined that none of them are uncertain.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other – Permanent book/tax differences are reclassified among the components of capital.

Reclassification – As of September 30, 2012, the Fund recorded permanent book/tax differences of $41 decreasing accumulated net investment income and increasing beneficial interest paid-in. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  For the period October 1, 2011 through September 14, 2012, the Fund paid the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  Effective September 15, 2012, the Fund pays the Adviser a monthly fee calculated at an

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

annual rate of 1.18% of the Fund’s average daily net assets.  For the year ended September 30, 2012, the Adviser earned advisory fees of $940,388.

The Adviser contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets for the period of October 1, 2011 through September 14, 2012. Effective September 15, 2012, the Adviser has contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least September 15, 2013, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2012, the Adviser waived $245,333 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2012, the Fund accrued $5,622 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2012, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

For the Year Ended 9/30/2012

	Shares	Value
Issued	667,985	$10,669,511
Reinvested	7,808	118,133
Redeemed	(834,823)	(13,460,281)
Total	(159,030)	($2,672,637)

For the Year Ended 9/30/2011

	Shares	Value
Issued	2,294,180	$35,926,444
Reinvested	12,530	189,830
Redeemed	(352,160)	(5,406,093)
Total	1,954,550	$30,710,181

Note 5.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2012, were as follows:

Purchases……………………………………………..………….…$    14,803,728

Sales……………………………………………………………….….$    16,985,553

For Federal Income Tax purposes, the cost of investments owned at September 30, 2012, is $46,363,359.  As of September 30, 2012, the gross unrealized appreciation on a tax basis totaled $13,359,913 and the gross unrealized depreciation totaled $811,876 for a net unrealized appreciation of $12,548,037.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

The tax character of distributions paid during the years ended September 30, 2012 and 2011:

	September 30, 2012	September 30, 2011
Ordinary income	$ 314,795	$ 140,822
Long Term Capital Gain	709,097	446,741
Total	$1,023,892	$ 587,563

As of September 30, 2012 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation

$ 12,548,037

Accumulated net realized gain

        394,719

Undistributed ordinary income

        448,004

Total

$ 13,390,760

 As of September 30, 2012 the Fund did not have any unused capital loss carryforward remaining.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 6. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2012, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 96% of the Fund’s shares and may be deemed to control the Fund.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

September 30, 2012

Note 8.  New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors LargeCap Fund

and the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Institutional Advisors LargeCap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period March 31, 2009 (commencement of operations) through September 30, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund, as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period March 31, 2009 through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2012

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2012

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust since 2004; Chairman, Elder Trust from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services) from 1985 to 2002	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel; President and Chief Executive Officer, Kovich Capital Management (private asset management); Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988	3	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997	3	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992 – 1994), Trustee (1972 – 1994), Vice-Chairman of Board and Vice-President (1977 – 1992); District Superintendent of Schools, State of New York from 1970 to 1993	3	Trustee & Chairman of Bryce Capital Mutual Funds from 2004-2006 (2 portfolios)

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2012

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees[4]:
Robert W. Mitchell, 1969	Trustee & Treasurer	Since 2011	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) since 2001	3	None
William C. Martindale, Jr., 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011 & Trustee since 2002	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001	3	None

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	Chairman since September, 2011, CEO since September 2010; President from July 2002 to September 2010	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002 Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2001
Robert M. Mitchell 1969	Treasurer since July 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since February 2006	Managing Partner, Director of Institutional Sales and Client Service for Conestoga Capital Advisors, LLC since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1996-2005
Joseph F. Monahan 1959	Senior Vice President since 2008	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2008	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2012

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[2]	Principal Occupation During Past Five Years
M. Lorri McQuade 1950	Vice President since September 2003	Partner (since 2003) and Administrative Manager of Conestoga Capital Advisors, LLC. since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC. since 2001

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the 1940 Act.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2012, the Fund paid an income distribution of $0.08869 per share, and a realized gain distribution of $0.19978 per share, for a total distribution of $1,023,892.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Robert M. Mitchell

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Michael P. Squierdo, Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 34,400

FY 2011

$ 24,600

(b)

Audit-Related Fees

Registrant

Adviser

FY 2012

None

$ 0

FY 2011

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2012

None

$ 6,100

FY 2011

None

$ 4,100

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2012

$ N/A

$N/A

FY 2011

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 0

FY 2011

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date: January 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date: January 23, 2013

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date: January, 23, 2013

* Print the name and title of each signing officer under his or her signature.